UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  January  17,  2006
                                                         ------------------

                              SEAMLESS WI-FI, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

             Nevada                0-20259                 33-0845463
             ------                -------                 ----------
      (State or other            (Commission            (IRS Employer
jurisdiction of incorporation)   File Number)         Identification No.)

800 N. Rainbow Blvd, Suite 208,Las Vegas, Nevada             89107
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(Address of principal executive offices)                   (Zip Code)

                                     775-588-2387
                                     ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's  Business  and  Operations
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Item  8.01  Other  Events

On January 5, 2006 the corporation filed a Schedule 14A several questions were sent to the Registrant regarding the "Preliminary Proxy Statement" from the United States Security and Exchange Commissions Division of Corporate Finance. The responses to those question are dated January 17, 2006, January 24, 2006 and February 8, 2006 and are attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless  Wi-Fi,  Inc.
----------------------
(Registrant)

February  14,  2006
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Date

/s/  Albert  R.  Reda
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Albert  R.  Reda,  President

Section  9  -  Financial  Statements  and  Exhibits
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Item  9.01  Financial  Statements  and  Exhibits.
(a)     Financial  Statements.  None.
(b)     Pro  Forma  Financial  Information.  None.
(c)     Exhibits. Dated January 17, 2006, January 24, 2006 and February 8, 2006.